EXHIBIT 32.3

CERTIFICATION OF EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND TREASURER PURSUANT TO TITLE 18,

UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David W. Kay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Gibraltar Steel Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004 fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Gibraltar Steel Corporation.

/s/ David W. Kay
David W. Kay
Executive Vice President, Chief Financial Officer, and Treasurer August 10, 2004

A signed original of this written statement required by Section 906, or other document authenticating acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gibraltar Steel Corporation and will be retained by Gibraltar Steel Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.